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                                                                    Exhibit 10.2
                                                                    ------------

                             STOCK OPTION AGREEMENT
                             ----------------------


     THIS STOCK OPTION AGREEMENT is entered into as of the 4th day of May, 2000, by and between Chart Industries, Inc., a Delaware corporation (the "Company"), and ________________ (the "Optionee").

                                  WITNESSETH:
                                  ----------

     WHEREAS, the Board of Directors of the Company has designated the Compensation Subcommittee of the Board of Directors (the "Committee") to serve as the Committee to administer the Company's 2000 Executive Incentive Stock Option Plan; and

     WHEREAS, the Committee has determined that the Optionee, as an executive employee of the Company, should be granted a stock option under the Plan upon the terms and conditions set forth in this Agreement, and for the number of shares of Common Stock, $.01 par value per share, of the Company (the "Shares") set forth herein below.

     NOW, THEREFORE, the Company and the Optionee hereby agree as follows:

     1.  Definitions.  Capitalized terms used herein shall have the meanings set
         -----------
forth in the Plan unless otherwise specifically set forth below or elsewhere herein:

     (a) The word "Agreement" shall mean this instrument.

     (b) The word "Option" shall mean the right and option of the Optionee to purchase Shares pursuant to the terms of this Agreement.

     (c) The words "Option Price" shall mean the price at which Shares may be acquired upon the exercise of this Option.

     (d) The words "Personal Representative" shall mean, following the Optionee's death, the person who shall have acquired, by will or by the laws of descent and distribution, the right to exercise this Option.

     (e) The word "Plan" shall mean the Chart Industries, Inc. 2000 Executive Incentive Stock Option Plan, as in effect on the date of this Agreement (a copy of which is attached as Exhibit A).

     2.  Grant of Option.  Effective as of the date of this Agreement, the
         ---------------
Company grants to the Optionee, upon the terms and conditions set forth hereinafter, the right and option to purchase all or any number of an aggregate of _____________________ Shares. All of the Shares shall be subject to a nonqualified stock option at an Option Price of $________ per Share.
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     3.  Term of Option.  The term of the Option shall be for a period of ten
         --------------
years from the date hereof. The Option shall expire at the close of regular business hours at the Company's principal office on the last day of the term of the Option, or, if earlier, on the applicable expiration date provided for in Sections 5 and 6 hereof.

     4.  Exercise Dates.  The Optionee shall be entitled to exercise the Option
         --------------
only to the extent the Option becomes exercisable under the terms and conditions of the vesting schedule attached hereto as Schedule 1. To the extent that the Option becomes exercisable with respect to any Shares, as provided on Schedule 1, the Option may thereafter be exercised by the Optionee either with respect to all or any number of such Shares at any time or from time to time prior to the expiration of the Option. Except as provided in Sections 5 and 6 hereof, the Option may not be exercised at any time unless the Optionee shall be an employee of the Company or one of its Affiliates (an "Eligible Participant") at such time.

     5.  Termination of Employment, Etc.  So long as the Optionee shall continue
         -------------------------------
to be an Eligible Participant, the Option shall not be affected by (a) any temporary leave of absence approved in writing by the Company or an Affiliate of the Company, or (b) any change of duties or position (including transfer to or from a subsidiary or other Affiliate). If the Optionee ceases to be an Eligible Participant for any reason other than death, the Option may be exercised only to the extent of the purchase rights, if any, which, pursuant to Section 4 hereof, existed as of the date the Optionee ceases to be an Eligible Participant and which have not theretofore been exercised; provided, however, that the Committee may in its absolute discretion determine (but shall not be under any obligation to determine) that such purchase rights shall be deemed to include additional Shares which are subject to the Option. Subject to the provisions of Section 6, upon an Optionee's ceasing to be an Eligible Participant, such purchase rights shall in any event terminate upon the earlier of (a) three months after the date the Optionee ceased to be such, or (b) the last day of the term of the Option. Nothing in this Agreement shall confer upon any Optionee any right to continue in the employ or service of the Company or an Affiliate of the Company, or to interfere with or limit either the right of the Company or an Affiliate of the Company to terminate his employment or service at any time or the right of the stockholders of the Company or an Affiliate of the Company to remove him as a member of the Board of the Company or an Affiliate of the Company in any of the foregoing cases with or without cause.

     6.  Death of Optionee.  If the Optionee dies while he is an Eligible
         -----------------
Participant, or within three months of the Optionee's having ceased to be such, the Optionee's Personal Representative may exercise the Option to the extent of the purchase rights, if any, which, pursuant to Section 4 hereof, existed as of the date of the Optionee's death and which have not theretofore been exercised; provided, however, that the Committee may in its absolute discretion determine (but shall not be under any obligation to determine) that such purchase rights shall be deemed to include additional Shares which are subject to the Option. Such purchase rights shall in any event terminate upon the earlier of (a) the first anniversary of the date the Optionee ceased to be an Eligible Participant; or (b) the last day of the term of the Option.

     7.  Change in Control.  In the event of a Change in Control as determined
         -----------------
by the Committee, the Committee shall have the rights set forth in Section 12 of the Plan. Without

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limiting the generality of the foregoing, the Committee shall have the right, in its sole discretion, to accelerate the exercisablity of the Option.

     8.  Exercise of Option.  The Option may be exercised by delivering to the
         ------------------
Treasurer of the Company at its principal office, 5885 Landerbrook Dr., #150, Cleveland, OH 44124, a completed Notice of Exercise of Option (obtainable from the Treasurer of the Company) setting forth the number of Shares with respect to which the Option is being exercised. Such Notice shall be accompanied by payment in full for the Shares. Such payment shall be made by certified or cashier's check payable to the Company in the amount of the aggregate purchase price for such Shares, or, if permitted by the Committee, in whole or in part in Shares having a Fair Market Value on the date the Option is exercised equal to that portion of the purchase price for which payment in cash is not made, or by any other method prescribed by the Committee that it determines to be consistent with applicable law and the purposes of the Plan.

     9.  Issuance of Share Certificates.  Subject to the last sentence of this
         ------------------------------
Section 9 and to Section 16, upon receipt by the Company prior to expiration of the Option of a duly completed Notice of Exercise of Option to exercise the Option accompanied by full payment for the Shares being purchased pursuant to such Notice (and, with respect to any Option exercised pursuant to Section 6 or Section 10 hereof by someone other than the Optionee, accompanied in addition by proof satisfactory to the Committee of the right of such person to exercise the Option), the Company shall promptly cause to be made or otherwise delivered to the Optionee, a certificate for the number of Shares so purchased. The Optionee shall not have any of the rights of a stockholder with respect to the Shares which are subject to the Option unless and until a certificate representing such Shares is issued to the Optionee. The Company shall not be required to issue any certificates for Shares upon the exercise of an Option granted under the Plan prior to (a) obtaining any approval from any governmental agency which the Committee shall, in its sole discretion, determine to be necessary or advisable,
(b) the admission of such Shares to listing on any national securities exchange on which the Shares may be listed, and (c) completion of any registration or other qualification of the Shares under any state, federal or other law or ruling or regulations of any governmental body which the Committee shall, in its sole discretion, determine to be necessary or advisable, or the determination by the Committee, in its sole discretion, that any registration or other qualification of the Shares is not necessary or advisable.

     10.  Transferability and Exercisability.
          ----------------------------------

     (a) Except as provided in Section 10(b) below, the Option, including any interest therein, shall not be transferable except by will or the laws of descent and distribution, and the Option may be exercised during the lifetime of the Optionee only by the Optionee, provided that a guardian or other legal representative who has been duly appointed for such Optionee may exercise the Option on behalf of the Optionee. A deceased Optionee's Personal Representative shall act in the place and stead of the deceased Optionee with respect to exercising an Option or taking any other action pursuant to this Agreement.

     (b) Not withstanding Section 10(a) above, the Option or any interest therein may be transferred by the Optionee, without payment of consideration therefor, to any one or more

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members of the immediate family of the Optionee (as defined in Rule 16a-1(e)
under the Exchange Act), or to one or more trusts established solely for the benefit of such members of the immediate family of the Optionee or to one or more partnerships in which the only partners are such members of the immediate family of the Optionee; provided, however, that no such transfer shall be effective until written notice of such transfer is delivered to the Company; and provided, further, however, that any such transferee shall be subject to the same terms and conditions hereunder as the Optionee.

     11.  Successors in Interest.  This Agreement shall be binding upon and
          -----------------------
inure to the benefit of any successor of the Company and the heirs, estate, permitted transferees and Personal Representative of the Optionee.

     12.  Provisions of Plan Control.  This Agreement is subject to all of the
          --------------------------
terms, conditions, and provisions of the Plan and to such rules, regulations, and interpretations relating to the Plan as may be adopted by the Committee and as may be in effect from time to time. A copy of the Plan is attached hereto as Exhibit A and is incorporated herein by reference. In the event and to the extent that this Agreement conflicts or is inconsistent with the terms, conditions, and provisions of the Plan, the Plan shall control, and this Agreement shall be deemed to be modified accordingly.

     13.  No Liability Upon Distribution of Shares.  The liability of the
          ----------------------------------------
Company under this Agreement and any distribution of Shares made hereunder is limited to the obligations set forth herein with respect to such distribution and no term or provision of this Agreement shall be construed to impose any liability on the Company or the Committee in favor of any person with respect to any loss, cost or expense which the person may incur in connection with or arising out of any transaction in connection with this Agreement.

     14.  Withholding.  The Optionee agrees that the Company and any Affiliate
          -----------
of the Company may make appropriate provision for tax withholding with respect to the transactions contemplated by this Agreement including such withholding as may be appropriate with respect to income and social security taxes.

     15.  Voluntary Award.  The Optionee acknowledges and agrees that the Option
          ---------------
granted hereunder is granted on a voluntary basis and without creating legal rights on the part of the Optionee for the future.

     16.  Compliance with Regulatory Matters.  The Optionee acknowledges that
          ----------------------------------
the issuance of capital stock is subject to limitations imposed by federal and state law, and the Optionee hereby agrees that the Company shall not be obligated to issue any shares of Common Stock upon exercise of the Option that would cause the Company to violate any rule, regulation, order or consent decree of any regulatory authority (including without limitation the Securities and Exchange Commission and the New York Stock Exchange) having jurisdiction over the affairs of the Company. The Optionee agrees that he will provide the Company with such information as is reasonably requested by the Company or its counsel to determine whether the issuance of shares of Common Stock complies with the provisions described by this Section 16.

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     17.  Captions.  The captions and section numbers appearing in this
          --------
Agreement are inserted only as a matter of convenience. They do not define, limit, construe or describe the scope or intent of the provisions of this Agreement.

     18.  Number.  The use of the singular or plural herein shall not be
          ------
restrictive as to number and shall be interpreted in all cases as the context shall require.

     19.  Gender.  The use of the feminine, masculine or neuter pronoun shall
          ------
not be restrictive as to gender and shall be interpreted in all cases as the context may require.

     20.  Governing Law.  This Agreement shall be governed by and construed in
          -------------
accordance with the laws of the State of Delaware, without giving effect to the conflict of law principles of such State.

     21.  Investment Representation.  The Optionee hereby represents and
          -------------------------
warrants that any Shares which he may acquire by virtue of the exercise of the Option shall be acquired for investment purposes only and not with a view to distribution or resale; provided, however, that this restriction shall become inoperative in the event the Shares which are subject to the Option shall be registered under the Securities Act of 1933, as amended, or in the event there is presented to the Company an opinion of counsel satisfactory to the Company to the effect that the offer or sale of the Shares which are subject to the Option may lawfully be made without registration under the Securities Act of 1933, as amended.

     IN WITNESS WHEREOF, the Company has caused this Agreement to be executed on its behalf by its duly authorized officer, and the Optionee has hereunto set his hand, all as of the day and year first above written.


                              CHART INDUSTRIES, INC.

                                          ("Company")


                              By:
                                 --------------------------------
                                 [Name - Appropriate Officer]
                                 [Title - Appropriate Officer]



                                 --------------------------------

                                 --------------------------------

                                          ("Optionee")

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